Exhibit 99.1

Emerson Reports Third Quarter 2025 Results; Updates 2025 Outlook
ST. LOUIS, Aug. 6, 2025 /PRNewswire/ -- Emerson (NYSE: EMR) today reported results1 for its third quarter ended June 30, 2025 and updated its full year outlook for fiscal 2025. Emerson also declared a quarterly cash dividend of $0.5275 per share of common stock payable September 10, 2025 to stockholders of record on August 15, 2025.

(dollars in millions, except per share)	2024 Q3	2025 Q3	Change
Underlying Orders[2]			4%
Net Sales	$4,380	$4,553	4%
Underlying Sales[3]			3%
Pretax Earnings	$455	$734
Margin	10.4%	16.1%	570 bps
Adjusted Segment EBITA[4]	$1,189	$1,232
Margin	27.1%	27.1%	0 bps
GAAP Earnings Per Share	$0.60	$1.03	72%
Adjusted Earnings Per Share[5]	$1.43	$1.52	6%
Operating Cash Flow	$1,067	$1,062	—%
Free Cash Flow	$975	$970	(1)%
Management Commentary
“Emerson's solid third quarter results reflect our sustained momentum, delivering strong underlying growth, profitability and cash flow, which we expect to continue as we finish the fiscal year,” said Emerson President and Chief Executive Officer Lal Karsanbhai. “We are experiencing positive momentum in key end markets, and our team's ability to execute in this dynamic environment demonstrates the resilience of our business model and our operational excellence."

Karsanbhai continued, “We are taking pivotal steps to advance our industrial software capabilities, launching breakthrough innovations that are transforming how our customers optimize their operations. We deliver value by unlocking productivity and efficiency, and we are seeing accelerated adoption of our digital solutions.”
2025 Outlook
The following table summarizes the fiscal year 2025 guidance framework. Net and underlying sales guidance of ~3.5% growth reflects our updated expectations for pricing actions as the tariff expense exposure has reduced. GAAP EPS is now expected to be ~$4.08 and adjusted EPS guidance is now ~$6.00, an increase versus the previous midpoint. Expectations for operating cash flow and free cash flow increase to ~$3.6B and ~$3.2B, respectively. The 2025 outlook assumes returning ~$2.3B to shareholders through $1.1B of share repurchases and ~$1.2B of dividends, unchanged from the prior guidance.

	2025 Q4	2025
Net Sales Growth	5.5% - 6.5%	~3.5%
Underlying Sales Growth	5% - 6%	~3.5%
Earnings Per Share	$1.13 - $1.17	~$4.08
Amortization of Intangibles	~$0.34	~$1.34
Restructuring / Related Costs	~$0.10	~$0.22
Acquisition / Divestiture Fees and Related Costs	~$0.01	~$0.27
Discrete taxes related to AspenTech transaction		$0.09
Adjusted Earnings Per Share	$1.58 - $1.62	~$6.00
Operating Cash Flow		~$3.6B
Free Cash Flow		~$3.2B
1 Results are presented on a continuing operations basis.

2 Underlying orders do not include AspenTech.
3 Underlying sales excludes the impact of currency translation, and significant acquisitions and divestitures.
4 Adjusted segment EBITA represents segment earnings less restructuring and intangibles amortization expense.
5 Adjusted EPS excludes intangibles amortization expense, restructuring and related costs, acquisition/divestiture gains, losses, fees and related costs, and discrete taxes.

Conference Call and Upcoming Events
Today, beginning at 6:30 a.m. Central Time / 7:30 a.m. Eastern Time, Emerson management will discuss the third quarter results during an investor conference call. Participants can access a live webcast available at https://ir.emerson.com at the time of the call. A replay of the call will be available for 90 days. Conference call slides will be posted in advance of the call on the company website.
Emerson also announces it will host an investor conference on Nov. 20, 2025 in New York City. Event details will be distributed closer to this date.
About Emerson
Emerson (NYSE: EMR) is a global industrial technology leader that provides advanced automation. With an unmatched portfolio of intelligent devices, controls systems, and industrial software, Emerson delivers solutions that automate and optimize business performance. Headquartered in Saint Louis, Missouri, Emerson combines innovative technology with proven operational excellence to power the future of automation. For more information, visit Emerson.com.
Forward-Looking and Cautionary Statements
Statements in this press release that are not strictly historical may be “forward-looking” statements, which represent management’s expectations, based on currently available information. Actual results, performance or achievements could differ materially from those expressed in any forward-looking statement. Any forward-looking statements in this press release speak only as of the date of this press release. Emerson undertakes no obligation to update any such statements to reflect new information or later developments. Examples of risks and uncertainties that may cause or actual results or performance to be materially different from those expressed or implied by forward looking statements include the scope, duration and ultimate impacts of the Russia-Ukraine and other global conflicts, as well as economic and currency conditions, market demand, pricing, protection of intellectual property, cybersecurity, tariffs, competitive and technological factors, inflation, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC. The outlook contained herein represents the Company's expectation for its consolidated results, other than as noted herein.

Emerson uses our Investor Relations website, https://ir.emerson.com, as a means of disclosing information which may be of interest or material to our investors and for complying with disclosure obligations under Regulation
FD. Accordingly, investors should monitor our Investor Relations website, in addition to following our press releases,
SEC filings, public conference calls, webcasts and social media. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

Investors:	Media:
Colleen Mettler	Joseph Sala / Greg Klassen
(314) 553-2197	Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

(tables attached)

				Table 1
EMERSON AND SUBSIDIARIES
CONSOLIDATED OPERATING RESULTS
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)

	Quarter Ended June 30,		Nine Months Ended June 30,

	2024	2025	2024	2025

Net sales	$4,380	$4,553	$12,873	$13,161
Cost of sales	2,066	2,160	6,359	6,161
SG&A expenses	1,254	1,266	3,827	3,773
Gain on subordinated interest	—	—	(79)	—
Loss on Copeland note receivable	279	—	279	—
Other deductions, net	294	298	1,075	944
Interest expense, net	56	95	157	145
Interest income from related party[1]	(24)	—	(86)	—
Earnings from continuing operations before income taxes	455	734	1,341	2,138
Income taxes	88	154	266	536
Earnings from continuing operations	367	580	1,075	1,602
Discontinued operations, net of tax	(15)	6	(88)	7
Net earnings	352	586	987	1,609
Less: Noncontrolling interests in subsidiaries	23	—	15	(48)
Net earnings common stockholders	$329	$586	$972	$1,657

Earnings common stockholders
Earnings from continuing operations	$344	$580	$1,060	$1,650
Discontinued operations	(15)	6	(88)	7
Net earnings common stockholders	$329	$586	$972	$1,657

Diluted avg. shares outstanding	574.8	564.7	574.1	567.1

Diluted earnings per share common stockholders
Earnings from continuing operations	$0.60	$1.03	$1.84	$2.91
Discontinued operations	(0.03)	0.01	(0.15)	0.01
Diluted earnings per common share	$0.57	$1.04	$1.69	$2.92

	Quarter Ended June 30,		Nine Months Ended June 30,

	2024	2025	2024	2025
Other deductions, net
Amortization of intangibles	$264	$219	$811	$677
Restructuring costs	57	37	170	70
Other	(27)	42	94	197
Total	$294	$298	$1,075	$944
[1] Represents interest on the Copeland note receivable through June 6, 2024.

		Table 2
EMERSON AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(DOLLARS IN MILLIONS, UNAUDITED)

	Sept 30, 2024	June 30, 2025
Assets
Cash and equivalents	$3,588	$2,219
Receivables, net	2,927	2,908
Inventories	2,180	2,288
Other current assets	1,497	1,657
Total current assets	10,192	9,072
Property, plant & equipment, net	2,807	2,791
Goodwill	18,067	18,158
Other intangible assets	10,436	9,669
Other	2,744	2,827
Total assets	$44,246	$42,517

Liabilities and equity
Short-term borrowings and current maturities of long-term debt	$532	$5,953
Accounts payable	1,335	1,272
Accrued expenses	3,875	3,507
Total current liabilities	5,742	10,732
Long-term debt	7,155	8,278
Other liabilities	3,840	3,621
Equity
Common stockholders' equity	21,636	19,870
Noncontrolling interests in subsidiaries	5,873	16
Total equity	27,509	19,886
Total liabilities and equity	$44,246	$42,517

		Table 3
EMERSON AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(DOLLARS IN MILLIONS, UNAUDITED)
	Nine Months Ended June 30,
	2024	2025
Operating activities
Net earnings	$987	$1,609
Earnings from discontinued operations, net of tax	88	(7)
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	1,263	1,139
Stock compensation	203	198
Amortization of acquisition-related inventory step-up	231	—
Gain on subordinated interest	(79)	—
Loss on Copeland note receivable	279	—
Changes in operating working capital	(176)	(80)
Other, net	(552)	(195)
Cash from continuing operations	2,244	2,664
Cash from discontinued operations	4	(576)
Cash provided by operating activities	2,248	2,088
Investing activities
Capital expenditures	(251)	(263)
Purchases of businesses, net of cash and equivalents acquired	(8,342)	(36)
Proceeds from subordinated interest	79	—
Other, net	(86)	(94)
Cash from continuing operations	(8,600)	(393)
Cash from discontinued operations	36	—
Cash used in investing activities	(8,564)	(393)
Financing activities
Net increase in short-term borrowings	2,229	1,419
Proceeds from short-term borrowings greater than three months	322	5,292
Payments of short-term borrowings greater than three months	(100)	(1,349)
Proceeds from long-term debt	—	1,544
Payments of long-term debt	(547)	(503)
Dividends paid	(901)	(895)
Purchases of common stock	(175)	(1,147)
AspenTech purchases of common stock	(188)	—
Purchase of noncontrolling interest	—	(7,244)
Settlement of AspenTech share awards	—	(76)
Other, net	(57)	(60)
Cash provided by (used in) financing activities	583	(3,019)

Effect of exchange rate changes on cash and equivalents	(20)	(45)
Decrease in cash and equivalents	(5,753)	(1,369)
Beginning cash and equivalents	8,051	3,588
Ending cash and equivalents	$2,298	$2,219

Table 4
EMERSON AND SUBSIDIARIES
SEGMENT SALES AND EARNINGS
(DOLLARS IN MILLIONS, UNAUDITED)
The following tables show results for the Company's segments on an adjusted segment EBITA basis and are intended to supplement the Company's results of operations, including its segment earnings which are defined as earnings before interest and taxes. The Company defines adjusted segment and total segment EBITA as segment earnings excluding intangibles amortization expense, and restructuring and related expense. Adjusted segment and total segment EBITA, and adjusted segment and total segment EBITA margin are measures used by management and may be useful for investors to evaluate the Company's segments' operational performance.

	Quarter Ended June 30,
	2024	2025	Reported	Underlying
Sales
Final Control	$1,046	$1,116	7%	5%
Measurement & Analytical	982	1,014	3%	2%
Discrete Automation	618	649	5%	3%
Safety & Productivity	351	346	(1)%	(2)%
Intelligent Devices	$2,997	$3,125	4%	3%

Control Systems & Software[1]	1,043	1,083	4%	3%
Test & Measurement	355	361	2%	(1)%
Software and Control	$1,398	$1,444	3%	2%

Eliminations	(15)	(16)
Total	$4,380	$4,553	4%	3%

Sales Growth by Geography
Quarter Ended June 30,
Americas	7%
Europe	(7)%
Asia, Middle East & Africa	2%

1 AspenTech was fully acquired on March 12, 2025 and is now an independent business unit inside of the Control Systems & Software reporting segment.

Table 4 cont.

	Nine Months Ended June 30,
	2024	2025	Reported	Underlying

Sales
Final Control	$3,037	$3,165	4%	4%
Measurement & Analytical	2,942	2,992	2%	2%
Discrete Automation	1,863	1,844	(1)%	(1)%
Safety & Productivity	1,038	996	(4)%	(4)%
Intelligent Devices	$8,880	$8,997	1%	1%

Control Systems & Software	2,940	3,138	7%	7%
Test & Measurement	1,104	1,079	(2)%	(2)%
Software and Control	$4,044	$4,217	4%	4%

Eliminations	(51)	(53)
Total	$12,873	$13,161	2%	2%

Sales Growth by Geography
Nine Months Ended June 30,
Americas	5%
Europe	(4)%
Asia, Middle East & Africa	3%

Table 4 cont.

	Quarter Ended June 30,		Quarter Ended June 30,
	2024		2025
	As Reported (GAAP)	Adjusted EBITA (Non-GAAP)	As Reported (GAAP)	Adjusted EBITA (Non-GAAP)
Earnings
Final Control	$253	$279	$267	$292
Margins	24.2%	26.8%	23.9%	26.2%
Measurement & Analytical	252	266	246	259
Margins	25.6%	27.0%	24.2%	25.5%
Discrete Automation	109	134	118	132
Margins	17.6%	21.5%	18.2%	20.4%
Safety & Productivity	79	86	73	80
Margins	22.5%	24.7%	21.1%	22.9%
Intelligent Devices	$693	$765	$704	$763
Margins	23.1%	25.5%	22.5%	24.4%

Control Systems & Software	217	348	267	388
Margins	20.8%	33.3%	24.7%	35.9%
Test & Measurement	(88)	76	(26)	81
Margins	(24.7)%	21.4%	(7.2)%	22.4%
Software and Control	$129	$424	$241	$469
Margins	9.2%	30.3%	16.7%	32.6%

Corporate items and interest expense, net:
Stock compensation	(56)	(47)	(71)	(45)
Unallocated pension and postretirement costs	38	38	27	27
Corporate and other	(38)	(24)	(72)	(31)
Loss on Copeland note receivable	(279)	—	—	—
Interest expense, net	(56)	—	(95)	—
Interest income from related party[1]	24	—	—	—
Pretax Earnings / Adjusted EBITA	$455	$1,156	$734	$1,183
Margins	10.4%	26.4%	16.1%	26.0%

Supplemental Total Segment Earnings:
Adjusted Total Segment EBITA		$1,189		$1,232
Margins		27.1%		27.1%

[1] Represents interest on the Copeland note receivable.

Table 4 cont.

	Quarter Ended June 30,			Quarter Ended June 30,
	2024			2025
	Amortization of Intangibles[1]	Restructuring and Related Costs[2]		Amortization of Intangibles[1]	Restructuring and Related Costs[2]
Final Control	$21	$5		$22	$3
Measurement & Analytical	11	3		11	2
Discrete Automation	9	16		8	6
Safety & Productivity	6	1		7	—
Intelligent Devices	$47	$25		$48	$11

Control Systems & Software	127	4		114	7
Test & Measurement	139	25		107	—
Software and Control	$266	$29		$221	$7

Corporate	—	6	3	—	23	3
Total	$313	$60		$269	$41

[1] Amortization of intangibles includes $49 and $50 reported in cost of sales for the three months ended June 30, 2024 and 2025, respectively.
[2] Restructuring and related costs includes $3 and $4 reported in cost of sales and selling, general and administrative expenses for the three months ended June 30, 2024 and 2025, respectively.
[3] Corporate restructuring and related costs of $23 for the three months ended June 30, 2025 includes $20 related to integration-related stock compensation expense attributable to AspenTech. Corporate restructuring and related costs of $6 for the three months ended June 30, 2024 includes $5 related to integration-related stock compensation expense attributable to NI.

	Quarter Ended June 30,
Depreciation and Amortization	2024	2025
Final Control	$41	$39
Measurement & Analytical	32	32
Discrete Automation	22	22
Safety & Productivity	14	15
Intelligent Devices	109	108

Control Systems & Software	148	134
Test & Measurement	150	119
Software and Control	298	253

Corporate	10	11
Total	$417	$372

Table 5

EMERSON AND SUBSIDIARIES
ADJUSTED CORPORATE AND OTHER SUPPLEMENTAL
(DOLLARS IN MILLIONS, UNAUDITED)
The following table shows the Company's stock compensation and corporate and other expenses on an adjusted basis. The Company's definition of adjusted stock compensation excludes integration-related stock compensation expense. The Company's definition of adjusted corporate and other excludes corporate restructuring and related costs, first year purchase accounting related items and transaction fees, and certain gains, losses or impairments. This metric is useful for reconciling from total adjusted segment EBITA to the Company's consolidated adjusted EBITA.

	Quarter Ended June 30,
	2024		2025
Stock compensation (GAAP)	$(56)		$(71)
Integration-related stock compensation expense	9	1	26	2
Adjusted stock compensation (non-GAAP)	$(47)		$(45)

	Quarter Ended June 30,
	2024	2025
Corporate and other (GAAP)	$(38)	$(72)
Corporate restructuring and related costs	1	3
Acquisition / divestiture costs	13	38
Adjusted corporate and other (non-GAAP)	$(24)	$(31)

[1] Integration-related stock compensation expense for the three months ended June 30, 2024 relates to NI and includes $5 reported as restructuring costs.
[2] Integration-related stock compensation expense for the three months ended June 30, 2025 includes $24 related to AspenTech of which $20 is reported as restructuring costs, and $2 related to NI.

Table 6
EMERSON AND SUBSIDIARIES
ADJUSTED EBITA & EPS SUPPLEMENTAL
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)
The following tables, which show results on an adjusted EBITA basis and diluted earnings per share on an adjusted basis, are intended to supplement the Company's discussion of its results of operations herein. The Company defines adjusted EBITA as earnings excluding interest expense, net, income taxes, intangibles amortization expense, restructuring expense, first year purchase accounting related items and transaction fees, and certain gains, losses or impairments. Adjusted earnings per share excludes intangibles amortization expense, restructuring expense, first year purchase accounting related items and transaction-related costs, and certain gains, losses or impairments. Adjusted EBITA, adjusted EBITA margin, and adjusted earnings per share are measures used by management and may be useful for investors to evaluate the Company's operational performance.

	Quarter Ended June 30,
	2024	2025
Pretax earnings	$455	$734
Percent of sales	10.4%	16.1%
Interest expense, net	56	95
Interest income from related party[1]	(24)	—
Amortization of intangibles	313	269
Restructuring and related costs	60	41
Acquisition/divestiture fees and related costs	17	44
Loss on Copeland note receivable	279	—
Adjusted EBITA	$1,156	$1,183
Percent of sales	26.4%	26.0%

	Quarter Ended June 30,
	2024	2025
GAAP earnings from continuing operations per share	$0.60	$1.03
Amortization of intangibles	0.35	0.37
Restructuring and related costs	0.08	0.06
Acquisition/divestiture fees and related costs	0.02	0.06
Loss on Copeland note receivable	0.38	—
Adjusted earnings from continuing operations per share	$1.43	$1.52

[1] Represents interest on the Copeland note receivable through June 6, 2024

Table 6 cont.

Quarter Ended June 30, 2025
	Pretax Earnings		Income Taxes	Earnings from Cont. Ops.	Non-Controlling Interests[3]	Net Earnings Common Stockholders	Diluted Earnings Per Share
As reported (GAAP)	$734		$154	$580	$—	$580	$1.03
Amortization of intangibles	269	1	62	207	—	207	0.37
Restructuring and related costs	41	2	5	36	—	36	0.06
Acquisition/divestiture fees and related costs	44		9	35	—	35	0.06
Adjusted (non-GAAP)	$1,088		$230	$858	$—	$858	$1.52
Interest expense, net	95
Adjusted EBITA (non-GAAP)	$1,183

[1] Amortization of intangibles includes $50 reported in cost of sales.
[2] Restructuring and related costs includes $4 reported in cost of sales and selling, general and administrative expenses.
[3] Non-Controlling Interests for AspenTech ceased as of March 12, 2025 with the completion of the buy-in.

Reconciliations of Non-GAAP Financial Measures & Other	Table 7

Reconciliations of Non-GAAP measures with the most directly comparable GAAP measure (dollars in millions, except per share amounts). See tables 4 through 6 for additional non-GAAP reconciliations.

2025 Q3 Underlying Sales Change	Reported	(Favorable) / Unfavorable FX	(Acquisitions) / Divestitures	Underlying
Final Control	7%	(2)%	—%	5%
Measurement & Analytical	3%	(1)%	—%	2%
Discrete Automation	5%	(2)%	—%	3%
Safety & Productivity	(1)%	(1)%	—%	(2)%
Intelligent Devices	4%	(1)%	—%	3%
Control Systems & Software	4%	(1)%	—%	3%
Test & Measurement	2%	(3)%	—%	(1)%
Software and Control	3%	(1)%	—%	2%
Emerson	4%	(1)%	—%	3%

Nine Months Ended June 30, 2025 Underlying Sales Change	Reported	(Favorable) / Unfavorable FX	(Acquisitions) / Divestitures	Underlying
Final Control	4%	—%	—%	4%
Measurement & Analytical	2%	—%	—%	2%
Discrete Automation	(1)%	—%	—%	(1)%
Safety & Productivity	(4)%	—%	—%	(4)%
Intelligent Devices	1%	—%	—%	1%
Control Systems & Software	7%	—%	—%	7%
Test & Measurement	(2)%	—%	—%	(2)%
Software and Control	4%	—%	—%	4%
Emerson	2%	—%	—%	2%

Underlying Growth Guidance	2025 Q4 Guidance	2025 Guidance
Reported (GAAP)	5.5% - 6.5%	~3.5%
(Favorable) / Unfavorable FX	~0.5 pts	-
(Acquisitions) / Divestitures	-	-
Underlying (non-GAAP)	5% - 6%	~3.5%

2024 Q3 Adjusted Segment EBITA	EBIT	EBIT Margin	Amortization of Intangibles	Restructuring and Related Costs	Adjusted Segment EBITA	Adjusted Segment EBITA Margin
Final Control	$253	24.2%	$21	$5	$279	26.8%
Measurement & Analytical	252	25.6%	11	3	266	27.0%
Discrete Automation	109	17.6%	9	16	134	21.5%
Safety & Productivity	79	22.5%	6	1	86	24.7%
Intelligent Devices	$693	23.1%	$47	$25	$765	25.5%
Control Systems & Software	217	20.8%	127	4	348	33.3%
Test & Measurement	(88)	(24.7)%	139	25	76	21.4%
Software and Control	$129	9.2%	$266	$29	$424	30.3%

2025 Q3 Adjusted Segment EBITA	EBIT	EBIT Margin	Amortization of Intangibles	Restructuring and Related Costs	Adjusted Segment EBITA	Adjusted Segment EBITA Margin
Final Control	$267	23.9%	$22	$3	$292	26.2%
Measurement & Analytical	246	24.2%	11	2	259	25.5%
Discrete Automation	118	18.2%	8	6	132	20.4%
Safety & Productivity	73	21.1%	7	—	80	22.9%
Intelligent Devices	$704	22.5%	$48	$11	$763	24.4%
Control Systems & Software	267	24.7%	114	7	388	35.9%
Test & Measurement	(26)	(7.2)%	107	—	81	22.4%
Software and Control	$241	16.7%	$221	$7	$469	32.6%

Total Adjusted Segment EBITA	2024 Q3	2025 Q3
Pretax earnings (GAAP)	$455	$734
Margin	10.4%	16.1%
Corporate items and interest expense, net	367	211
Amortization of intangibles	313	269
Restructuring and related costs	54	18
Adjusted segment EBITA (non-GAAP)	$1,189	$1,232
Margin	27.1%	27.1%

Free Cash Flow	2024 Q3	2025 Q3	2025E ($ in billions)
Operating cash flow (GAAP)	$1,067	$1,062	~$3.6
Capital expenditures	(92)	(92)	~(0.4)
Free cash flow (non-GAAP)	$975	$970	~$3.2

Note 1: Underlying sales and orders exclude the impact of currency translation and significant acquisitions and divestitures.
Note 2: All fiscal year 2025E figures are approximate, except where range is given.